COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Asset Allocation Fund

(the “Fund”)

Supplement dated May 10, 2011 to the Fund’s prospectuses

dated May 2, 2011

1.	Effective May 10, 2011, the section of each prospectus for the Fund entitled “Columbia Variable Portfolio - Asset Allocation Fund – Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Adviser	Portfolio Managers

Columbia Management Investment Advisers, LLC	Anwiti Bahuguna, PhD Co-manager. Service with the Fund since 2009.

Kent M. Bergene Co-manager. Service with the Fund since 2010.

Colin Moore Co-manager. Service with the Fund since 2008.

Kent M. Peterson, PhD
Co-manager. Service with the Fund since 2009.

Marie M. Schofield, CFA
Co-manager. Service with the Fund since 2009.

2.	Effective May 10, 2011, the table in the section of each prospectus for the Fund entitled “Management of the Fund – Primary Service Providers – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Anwiti Bahuguna, PhD Co-manager. Service with the Fund since 2009.

Portfolio Manager of the Adviser. From 2002 until joining the Adviser in May 2010, Ms. Bahuguna was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.

Kent M. Bergene Co-manager. Service with the Fund since 2010.

Portfolio Manager of the Adviser. Associated with the Adviser as an investment professional since 1981. Mr. Bergene began his investment career in 1981 and earned a B.S. from the University of North Dakota.

Colin Moore Co-manager. Service with the Fund since 2008.

Chief Investment Officer of the Adviser. From 2002 until joining the Adviser in May 2010, Mr. Moore was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Moore began his investment career in 1983 and completed the Investment Management Program at the London School of Business.

Kent M. Peterson, PhD Co-manager. Service with the Fund since 2009.

Portfolio Manager of the Adviser. From January 2006 until joining the Adviser in May 2010, Mr. Peterson was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005. Mr. Peterson began his investment career in 1999 and earned a B.A. from Cornell University and a Ph.D. from Princeton University.

Marie M. Schofield, CFA Co-manager. Service with the Fund since 2009.

Portfolio Manager of the Adviser. From 1990 until joining the Adviser in May 2010, Ms. Schofield was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Schofield began her investment career in 1975 and earned a B.S. from the College of Saint Rose.

Shareholders should retain this Supplement for future reference.

C-1471-8 A (5/11)